Exhibit 10.10

THIRD AMENDMENT
Dated as of July 19, 2022
to
REVOLVING CREDIT AND SECURITY AGREEMENT
Dated as of February 1, 2022

This THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of July 19, 2022 (this “Amendment”), is entered into by and between STELLUS PRIVATE CREDIT BDC, a Delaware statutory trust that is regulated under the 1940 Act (“Borrower”), and SIGNATURE BANK, as lender under the Credit Agreement (as defined below) (“Signature Bank”).

RECITALS

WHEREAS, Borrower and Signature Bank are parties to that certain Revolving Credit and Security Agreement, dated as of February 1, 2022 (as amended by that certain First Amendment to Revolving Credit and Security Agreement dated as of May 5, 2022, that certain Second Amendment to Revolving Credit and Security Agreement dated as of June 17, 2022 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the parties hereto wish to make certain changes to the Credit Agreement as further described herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

Section 1.Definitions.  All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.
Section 2.Changes to the Credit Agreement.  Effective as of the Effective Date (as defined below), certain sections of the Credit Agreement are hereby amended as set forth on Annex A hereto. Language being inserted into the applicable section of the Credit Agreement is evidence by bold underline formatting. Language being deleted from the applicable section of the Credit Agreement is evidence by strike-through formatting.
Section 3.Conditions Precedent to Closing.  Section 2 hereof shall become effective on the date (the “Effective Date”) upon which each of the following conditions precedent has been satisfied or waived:
3.1.Signature Bank shall have received a counterpart (or counterparts) of this Amendment, executed and delivered by Borrower, or other evidence satisfactory to Signature Bank of the execution and delivery of this Amendment by Borrower; and

3.2.Borrower shall have paid all fees and other amounts due and payable on or prior to the date hereof pursuant to the Loan Documents and, to the extent invoiced at least two (2) Business Days prior to the date hereof, including, without limitation, payment of all reasonable expenses required to be reimbursed or paid by Borrower hereunder, including the reasonable and documented fees and disbursements of Cadwalader, Wickersham & Taft LLP.
Section 4.Miscellaneous.
4.1.Reaffirmation of Covenants, Representations and Warranties.  Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants applicable to it, and confirms the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects; provided that to the extent such representations and warranties were made as of an earlier specific date, the same shall continue, as of the Effective Date, to be true and correct in all material respects as of such earlier specific date.
4.2.Representations and Warranties.  Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered a proceeding in equity or at law), and (ii) upon the Effective Date and immediately after giving effect thereto, no Potential Default or Event of Default shall exist.
4.3.References to the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
4.4.Effect on Credit Agreement.  Except as specifically amended above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
4.5.No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Signature Bank under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
4.6.Governing Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
4.7.Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
4.8.Headings.  Section headings in this Amendment are for reference only and shall in no way affect the interpretation of this Amendment.

4.9.Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

STELLUS PRIVATE CREDIT BDC, a Delaware statutory trust that is regulated under the 1940 Act

By:
Name: W. Todd Huskinson
Title: Chief Financial officer

LENDER:

SIGNATURE BANK, as Lender

By:
Name: Trevor Freeman
Title: Managing Director

By:
Name: Kaylin Searles
Title: Vice President

Exhibit H

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